Exhibit 10.2

Exchange Agreement

May __, 2026

Advanced Energy Industries, Inc.

2.50% Convertible Senior Notes due 2028

The entity listed under “UNDERSIGNED” on the signature page hereto (the “Undersigned” or the “Investor”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each, including the Undersigned if it is a party exchanging Notes (as defined below) hereunder, an “Exchanging Investor”), hereby agrees to exchange with Advanced Energy Industries, Inc., a Delaware corporation (the “Company”), certain of the Company’s 2.50% Convertible Senior Notes due 2028, CUSIP 007973 AE0 (the “Notes”) for the Aggregate Exchange Consideration (as defined below) pursuant to this exchange agreement (this “Agreement”). The Investor acknowledges and understands that the exchange (the “Exchange”) is being made without registration of the offer or sale of the Aggregate Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act and that each Exchanging Investor participating in the Exchange is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the indenture, dated as of September 12, 2023 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

1.            On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Undersigned hereby agrees to exchange, and to cause each other Exchanging Investors, if any, to exchange, each $1,000 principal amount of Notes (each an “Exchanged Note”) included in the aggregate principal amount of Notes set forth opposite its name on Exhibit A hereto (collectively, the “Exchanged Notes”), free and clear of any Liens (as defined below) (together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to each Exchanged Notes free and clear of any Liens), in exchange for:

(a)            $[•] in cash, representing the principal of and premium on the Exchanged Notes and an additional $[•] in respect of accrued and unpaid interest on the Exchanged Notes as described below (the “Aggregate Cash”); and

(b)            [•] shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), (the “Aggregate Shares” and, together with the Aggregate Cash, the “Aggregate Exchange Consideration”).

Upon Exchange, included in the Aggregate Exchange Consideration, the Undersigned will receive from the Company payment for any accrued and unpaid interest on such Exchanged Notes to, but excluding, the Closing Date (as defined below).

Each of the Company, the Undersigned and each Exchanging Investor agrees that no Exchanging Investor shall deliver a Conversion Notice with respect to any Exchanged Notes and each Exchanging Investor shall hold the Exchanged Notes until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), the Company agrees to deliver the Aggregate Exchange Consideration on the Closing Date to each Exchanging Investor in exchange for the applicable principal amount of Exchanged Notes as set forth on Exhibit A.

The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that each of the Company, the Undersigned and the Exchanging Investors acknowledge that the delivery of the Aggregate Shares to any Exchanging Investor may be delayed due to procedures and mechanics within the system of Equiniti Trust Company LLC (the “Transfer Agent”), The Depositary Trust Company (“DTC”) or The Nasdaq Stock Market LLC (“Nasdaq”) (including the procedures and mechanics regarding the listing of the Aggregate Shares on Nasdaq) or other events beyond the Company’s control and that any such a delay shall not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect such delivery, or (ii) such delay arises due to a failure by an Exchanging Investor to deliver settlement instructions or other information reasonably requested by the Company, the Transfer Agent, DTC, Nasdaq or any regulatory authority; provided, further, that no delivery of the Aggregate Shares will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange Procedures and no interest will be payable by reason of any delay in making such delivery.

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on May [•], 2026 (the “Closing Date”), or at such other time and place as the Company and the Undersigned may mutually agree in writing. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Aggregate Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Undersigned hereby, for itself and on behalf of the Exchanging Investors, effective as of the Closing, (a) waives any and all other rights with respect to such Exchanged Notes other than the right to receive the Aggregate Exchange Consideration and (b) releases and discharges the Company from any and all claims the undersigned and the Exchanging Investors may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

2.            Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Exchanging Investors, and all such covenants, representations and warranties shall survive the Closing, that:

(a)            The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

(b)            No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.

(c)            This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(d)            Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor and Exchanging Investors herein, this Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect the Company’s ability to consummate the Exchange contemplated hereby.

(e)            When delivered to the applicable Exchanging Investor pursuant to the Exchange in accordance with the terms of this Agreement, the Aggregate Shares will (i) be validly issued, fully paid and non-assessable, (ii) be free and clear of any Liens (as defined in Section 3(c) below), option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements, and (iii) will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor and each Exchanging Investor herein, the Aggregate Shares (A) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to 4(a)(2) of the Securities Act, (B) will be issued in CUSIP No. [007973100], and (C) will be free of any restrictive legend and any restrictions on resale on the Closing Date by such Exchanging Investor pursuant to Rule 144 promulgated under the Securities Act.

(f)            At the Closing, a notice for the listing of additional shares covering the Aggregate Shares shall have been submitted to Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock from Nasdaq nor has the Company received any notification that the Nasdaq is contemplating terminating such listing.

(g)            For the twelve months prior to the date hereof, the Company has timely filed all reports required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (other than Form 8-K reports), and every required interactive data file required to be submitted to the SEC.

(h)            At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the Commission a current report on Form 8-K announcing the Exchange, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email (defined in Section 3(y) below)) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or otherwise communicated by the Company to the Investor in connection with the Exchange.

(i)            There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Exchange.

(j)            No statement or printed material which is contrary to the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, or any other documents and agreements used in connection with the Exchange, has been made or given to the Investor by or on behalf of the Company.

3.            Representations and Warranties and Covenants of the Investor. As of the date hereof and the Closing Date (except as otherwise set forth below), the Investor hereby, for itself and on behalf of the Exchanging Investors, represents and warrants to, and covenants with, the Company that:

(a)            The Undersigned and each Exchanging Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Undersigned is executing this Agreement on behalf of Accounts, (i) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, each Account, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes, as applicable.

(b)            The Undersigned has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Exchanging Investors. Each of the Undersigned, on behalf of itself and each Exchanging Investor, and each Exchanging Investor has all requisite corporate (or other applicable entity) power and authority to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes the legal, valid and binding obligation of the Undersigned and each Exchanging Investor, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(c)            Each of the Exchanging Investors is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A attached to the Agreement. When the Exchanged Notes are exchanged, the Company will acquire good, valid and marketable title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, title retention agreements, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). None of the Exchanging Investors has, in whole or in part (other than pledges or security interests that an Exchanging Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, all of which will be terminated prior to Closing), (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the respective Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.

(d)            The execution, delivery and performance of this Agreement by the Undersigned and the performance by each Exchanging Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or registration or qualification with, any court or arbitrator or governmental or regulatory body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Undersigned or any Exchanging Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Undersigned or any of the Exchanging Investors is a party or by which the Undersigned or any Exchanging Investor is bound (including any investment mandate or policy, limited partner committee directive or similar restriction), or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Undersigned or any of the Exchanging Investors.

(e)            The Undersigned and each Exchanging Investor will comply with all applicable laws and regulations in effect necessary for each Exchanging Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Undersigned and each such Exchanging Investor is subject, and the Company shall have no responsibility therefor.

(f)            The Undersigned and each Exchanging Investor acknowledges that (i) no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Exchange other than the information set forth herein in connection with the Undersigned’s and each Exchanging Investor’s examination of the Company and the terms of the Exchange and the Aggregate Shares, and the Company does not take, and Wells Fargo Securities, LLC (the “Advisor”) does not take, any responsibility for, and neither the Company nor the Advisor can provide any assurance as to the reliability of, any other information that others may provide to the Undersigned or any Exchanging Investor and (ii) the Advisor shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by it or any other person or entity), whether in contract, tort or otherwise, to the Undersigned or any Exchange Investor, as the case may be, or to any person claiming through the Undersigned or an Exchange Investor, as the case may be, in respect of the Exchange.

(g)            The Undersigned and each Exchanging Investor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Aggregate Shares. With the assistance of each Exchanging Investor’s own professional advisors, to the extent that the Exchanging Investor has deemed appropriate, such Exchanging Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Aggregate Shares and the consequences of the Exchange and this Agreement and the Exchanging Investor has made its own independent decision that the investment in the Aggregate Shares is suitable and appropriate for the Exchanging Investor. Each Exchanging Investor has considered the suitability of the Aggregate Shares as an investment in light of such Exchanging Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Aggregate Shares.

(h)            The Undersigned and each Exchanging Investor confirms that it and each Exchanging Investor is not relying on any communication (written or oral) of the Company, the Advisor or any of their respective affiliates or representatives as investment advice or as a recommendation to exchange its Notes and acquire the Aggregate Shares or the Aggregate Cash Amount in the Exchange. It is understood that information provided by the Company, the Advisor or any of their respective affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company, the Advisor or any of their respective affiliates or representatives is acting or has acted as an advisor to the Undersigned or any Exchanging Investor in deciding to participate in the Exchange.

(i)            The Undersigned and each Exchanging Investor confirms that neither the Company nor the Advisor has (i) given any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Aggregate Shares or (ii) made any representation or warranty to the Undersigned or any Exchanging Investor regarding the legality of an investment in the Aggregate Shares under applicable legal investment or similar laws or regulations. In deciding to participate in the Exchange, the Undersigned and each Exchanging Investor is not relying on the advice or recommendations of the Company or the Advisor and the Undersigned and each Exchanging Investor has made its own independent decision that the investment in the Aggregate Shares is suitable and appropriate for it.

(j)            The Undersigned and each Exchanging Investor is familiar with the business and financial condition and operations of the Company and the Undersigned and each Exchanging Investor has had the opportunity to conduct its own investigation of the Company and the Aggregate Shares. The Undersigned and each Exchanging Investor has had access to the SEC filings of the Company and such other information concerning the Company and the Aggregate Shares as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Undersigned and each Exchanging Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(k)            The Undersigned and each Exchanging Investor is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it and any account (including for purposes of this Section 3(k), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Undersigned and each Exchanging Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(l)            The Undersigned and each Exchanging Investor is not, and has not been during the consecutive three month period preceding the date hereof and as of the Closing, will not be, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the applicable Exchanging Investor did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Exchanging Investor beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (a) less than 5% of the outstanding Common Stock of the Company (the “Units”) and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. No Exchanging Investor is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the applicable Exchanging Investor.

(m)            Neither the Undersigned nor any Exchanging Investor is directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company.

(n)            Each Exchanging Investor (including the Undersigned, if applicable) is acquiring the Aggregate Shares solely for its own beneficial account (or for any account (including for purposes of this Section 3(n), the Accounts) for which it has sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Aggregate Shares in a manner that would violate any securities laws. The Undersigned and each Exchanging Investor understands that the offer and sale of the Aggregate Shares have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act by reason of specific exemption(s) under the provisions thereof which depend in part upon the investment intent of the Exchanging Investors and the accuracy of the other representations and warranties made by the Undersigned and each Exchanging Investor in this Agreement. The Undersigned and the Exchanging Investors understand that the Company and Advisor are each relying upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company and Advisor by the Undersigned or the Exchanging Investors) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Aggregate Shares without legends as set forth herein.

(o)            The Undersigned and each Exchanging Investor acknowledges and agrees that the terms of the Exchange have been mutually negotiated between the Undersigned (on behalf of the Exchanging Investors) and the Company. The Undersigned and each Exchanging Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(p)            The Undersigned and each Exchanging Investor acknowledges and agrees that it had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Advisor has placed any pressure on the Undersigned or any Exchanging Investor to respond to the opportunity to participate in the Exchange. The Undersigned and each Exchanging Investor acknowledges and agrees that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or otherwise through a “public offering” within the meaning of Section 4(a)(2) of the Securities Act, nor did it receive any such general solicitation, advertising or public offering with respect to the Exchange, the Notes, the Aggregate Shares or the Company.

(q)            No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Undersigned or any Exchanging Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Investor in connection therewith.

(r)            The Undersigned will, upon request, execute and deliver, for itself and on behalf of any Exchanging Investor, any additional documents deemed by the Company and the Trustee or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

(s)            No later than one (1) business day after the date hereof, the Undersigned shall deliver in writing to the Company settlement instructions substantially in the form of Exhibit B attached to this Agreement for each of the Exchanging Investors.

(t)            The Undersigned and each Exchanging Investor acknowledges that the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.

(u)            The Undersigned and each Exchanging Investor acknowledges and agrees that the Advisor has not acted as a financial advisor or fiduciary to the Undersigned or any Exchanging Investor and that the Advisor and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Undersigned or any Exchanging Investor, express or implied, with respect to the Company, the Exchanged Notes or the Aggregate Shares or the accuracy, completeness or adequacy of the information provided to the Undersigned or any Exchanging Investor (if any) or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Undersigned or any Exchanging Investor.

(v)            By entering into this Agreement, each Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) that delivers an IRS Form W-8 (and applicable attachments) pursuant to Section 19 of this Agreement that does not properly establish an exemption from U.S. federal withholding under the “interest” provision of a tax treaty with the United States hereby makes the representations set forth in (A) Exhibit C-1, with respect to an Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) that is not classified as a partnership for U.S. federal income tax purposes or (B) Exhibit C-2, with respect to an Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) that is classified as a partnership for U.S. federal income tax purposes. Notwithstanding the preceding sentence or Section 19 of this Agreement, the Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be provided with a Form W-9 or the appropriate series of Form W-8 (and applicable attachments), in order to establish whether any Exchanging Investor is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.

(w)            The Undersigned and each Exchanging Investor acknowledges and understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Aggregate Shares or made any finding or determination concerning the fairness or advisability of this investment.

(x)            The operations of the Undersigned and each Exchanging Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Undersigned has performed due diligence necessary to reasonably determine that each Exchanging Investor is not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

(y)            The Undersigned and each Exchanging Investor acknowledges and agrees that it has not disclosed, and will not disclose, to any third party any information regarding the Company or the Exchange, and that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Undersigned was first contacted by the Company or the Advisor with respect to the Transactions until after the confidential information (as described in the confirmatory email received by the Undersigned from the Advisor (the “Wall Cross Email”)) is made public.

(z)            If the Undersigned is exchanging any Exchanged Notes and acquiring the Aggregate Shares as a fiduciary or agent for one or more accounts (including for purposes of this Section 3(z), the Accounts which are Exchanging Investors), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.

(aa)      The Undersigned and each Exchanging Investor understands and agrees that the Company, the Advisor and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Exchanging Investors by their participation in the transactions contemplated by this Agreement and acquisition of the Aggregate Shares are no longer accurate, the Undersigned and the applicable Exchanging Investor shall promptly notify the Company and the Advisor. The Undersigned and each Exchanging Investor understands and agrees that, unless and except to the extent the Undersigned or an Exchanging Investor notifies the Company in writing to the contrary before the Closing, each of the Undersigned’s and Exchanging Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

4.            Conditions to Obligations of the Undersigned, the Exchanging Investors and the Company. The obligations of the Undersigned and the Exchanging Investor under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement. The obligations of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (x) the representations and warranties of the Undersigned and the Exchanging Investors contained in Section 3 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (y) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.

5.            Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Undersigned.

6.            Assignability. No person shall assign this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof or, in the case of the Exchanging Investors, any of the Exchanged Notes held by such Exchanging Investors, without the prior written consent of the Company (in the case of assignment by the Undersigned or any Exchanging Investor), or the applicable Exchanging Investor (in the case of assignment by the Company).

7.            Waiver of Jury Trial. EACH OF THE COMPANY AND THE UNDERSIGNED (ON BEHALF OF ITSELF AND EACH EXCHANGING INVESTOR) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.            Governing Law. This Agreement, its negotiation and any related disputes shall in all respects be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

9.            Submission to Jurisdiction. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor): (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.            Venue. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.            Service of Process. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of the Company or the Undersigned (on behalf of itself and each Exchanging Investor) to serve process in any other manner permitted by law.

12.            Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Undersigned and each Exchanging Investor, the address provided on its signature page or Exhibit B attached to this Agreement (or such other address as the Company or the Undersigned shall have specified by notice in writing to the other):

If to the Company:

Advanced Energy Industries, Inc.

1595 Wynkoop Street, Suite 800
Denver, CO 80202
Attention: Legal Department
Email: LegalNotices@aei.com

In each case, with a copy to

(which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

1900 Lawrence St. Suite 3000
Denver, CO 80202
Attention: Robyn Zolman; Stewart McDowell

E-mail: rzolman@gibsondunn.com; smcdowell@gibsondunn.com

13.            Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company, the Undersigned and each Exchanging Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company, the Undersigned and each Exchanging Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

14.            Notification of Changes. After the date of this Agreement, each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Investor, as the case may be, contained in this Agreement to be false or incorrect.

15.            Reliance by Advisor. Advisor may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to such Advisor. Advisor shall be a third-party beneficiary of this Agreement to the extent provided in this Section 15.

16.            Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

17.            Survival. The representations and warranties of the Company and the Investor contained in this Agreement or made by or on behalf of the Exchanging Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.

18.            Termination. Subject to Section 20, this Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Investor in writing or (b) by either the Company or the Investor if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Closing has not occurred on or before May [•], 2026 without liability of either the Company or the Investor or the Exchanging Investors, as the case may be; provided that neither the Company nor the Investor shall be released from liability hereunder if the Agreement is terminated and the transactions abandoned by reason of the failure of such person, as the case may be, to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, the Agreement will become void and of no further force and effect.

19.            Withholding; Required Tax Forms. In the event that the Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Exchanging Investor, as applicable (or Account(s) of such Exchanging Investor, if applicable), shall deliver to the Company, at least one (1) business day prior to Closing, an accurately completed and duly executed IRS Form W-9 certifying that such Exchanging Investor is exempt from backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code); such Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable), shall deliver to the Company, at least one (1) business day prior to Closing, either (A) in the case of such an Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable), which is the beneficial owner of the Exchanged Notes, a completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from withholding under Sections 1471 to 1474 of the Code and properly establishing an exemption from U.S. federal withholding under the “interest” provision of a tax treaty with the United States (or else such Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) shall be deemed to make the representations set forth in Exhibit C-1), (B) in the case of such a Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable), which is not the beneficial owner of the Exchanged Notes, (x) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-9, (b) an IRS Form W-8ECI, or (c) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from withholding under Sections 1471 to 1474 of the Code and properly establishing an exemption from U.S. federal withholding under the “interest” provision of a tax treaty with the United States (or else such Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) shall be deemed to make the representations set forth in Exhibit C-2 on behalf of its partners/members) (or, if such partner/member is not the beneficial owner of the Exchanged Notes, an IRS Form W-8IMY together with the foregoing from each of its partners/members)), or (C) in the case of such an Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable), which is the beneficial owner of the Exchanged Notes, a completed and duly executed IRS Form W-8ECI establishing an exemption from withholding under Sections 1471 to 1474 of the Code. Any forms required to be delivered to the Company pursuant to this Section 19 shall be delivered in accordance with Section 12; provided that such communication shall be made via electronic mail.

20.            Exchange Effectiveness. In the event the sale of the “Firm Securities” (as defined in the Purchase Agreement (the “Purchase Agreement”) dated as of [_____], 2026 between Company and Wells Fargo Securities, LLC, as representative of the Initial Purchasers party thereto (the “Initial Purchasers”)) is not consummated with the Initial Purchasers for any reason by 5:00 p.m. (New York City time) on the Closing Date, or such later date as agreed upon by Company and the Undersigned (the Closing Date or such later date, the “Exchange Termination Date”), this Agreement shall automatically terminate (the “Exchange Termination”) on the Exchange Termination Date and (i) this Agreement and all of the respective rights and obligations of the Undersigned and Company under this Agreement shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with this Agreement either prior to or after the Exchange Termination Date. Each of the Undersigned and Company represents and acknowledges to the other that upon an Exchange Termination, all obligations with respect to this Agreement shall be deemed fully and finally discharged, and all of the terms and conditions of the Notes as in effect prior to execution of this Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Advanced Energy Industries, Inc.

By
Name:
Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Investor by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Investor:
[_____________], in its capacity as described in the first paragraph hereof

By
Name:
Title:

EXHIBIT A

Exchanging Investor Information

Exchanging Investor	Aggregate Principal Amount of Exchanged Notes	Aggregate Cash Amount	Aggregate Shares

A-1

EXHIBIT B

Exchanging Investor:

Investor Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Account for Aggregate Shares:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

Account for Exchanged Notes:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

Wire instructions for Aggregate Cash Amount:

Bank Name:
Bank Address:
ABA Routing #:
Account Name:
Account Number:
FFC Account Name:
FFC Account #:
Contact Person:

Exchanging Investor Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Exchange Procedures

NOTICE TO INVESTOR

Attached are the Exchange Procedures for the settlement of the exchange of 2.50% Convertible Senior Notes due 2028, CUSIP 007973 AE0 (the “Exchanged Notes”) of Advanced Energy Industries, Inc., a Delaware corporation (the “Company”), for the Aggregate Cash Amount and the Aggregate Shares (as defined in and pursuant to the Exchange Agreement between you and the Company), which is expected to occur on or about May [•], 2026. To ensure timely settlement for the Aggregate Shares, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Aggregate Shares.

If you have any questions, please contact [•] of Wells Fargo Securities at [•].

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m, New York City time, a withdrawal request for the Exchange Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on May [•], 2026.

To receive Exchange Consideration:

To Receive Aggregate Shares: You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Aggregate Shares to be issued upon exchange to post on May [•], 2026 no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the Aggregate Shares deliverable in respect of the Exchanged Notes. It is important that this instruction be submitted and the DWAC posted on May [•], 2026.

Equiniti Trust Company LLC is the Transfer Agent and Registrar for the Common Stock (CUSIP No. 007973100).

To Receive Aggregate Cash Amount: You must provide valid wire instructions to the Company and deliver the applicable principal amount of Exchanged Notes provided in the Exchange Agreement. You will then receive the Aggregate Cash Amount from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Exchange and to receive the Aggregate Cash Amount and the Aggregate Shares in respect of the Exchanged Notes.

Closing: May [•], 2026, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in the Exchange Agreement, the Company will deliver the applicable Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above and the Exchange Agreement.

EXHIBIT C-1 TO THE EXCHANGE AGREEMENT

TAX REPRESENTATIONS

(For Non-U.S. Holders that are not Partnerships for U.S. Federal Income Tax Purposes)

Each Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) that delivers an IRS Form W-8BEN or W-8BEN-E, pursuant to Section 19 of this Agreement that does not properly establish an exemption from U.S. federal withholding under the “interest” provision of a tax treaty with the United States hereby represents and warrants that:

1.	The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Code, is the sole record and beneficial owner of the Exchanged Notes in respect of which it is providing this certificate, and has furnished the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E.

2.	The Non-U.S. Holder is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

a.	the Non-U.S. Holder is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

b.	the Non-U.S. Holder has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3.	The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4.	The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.	The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

C-1-1

EXHIBIT C-2 TO THE EXCHANGE AGREEMENT

TAX REPRESENTATIONS

(For Non-U.S. Holders that are Partnerships for U.S. Federal Income Tax Purposes)

Each Exchanging Investor (or Account(s) of such Exchanging Investor, if applicable) that delivers an IRS Form W-8IMY (with appropriate attachments) pursuant to Section 19 of this Agreement that does not properly establish an exemption from U.S. federal withholding under the “interest” provision of a tax treaty with the United States hereby represents and warrants that:

1.	The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Code, is the sole record owner of the Exchanged Notes in respect of which it is providing this certificate and has furnished the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.

2.	Neither the Non-U.S. Holder nor any of its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

a.	neither the Non-U.S. Holder nor any of its direct or indirect partners/members are subject to regulatory or other legal requirements as a bank in any jurisdiction; and

b.	neither the Non-U.S. Holder nor any of its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3.	None of its direct or indirect partners/members is a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4.	None of its direct or indirect partners/members is a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.	The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

C-2-1